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EXHIBIT (3)(b)

Form of Selling Agreement between Pacific Mutual,
PEN and Various Broker-Dealers



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                   [LOGO OF PACIFIC LIFE INSURANCE COMPANY]


                         PACIFIC LIFE INSURANCE COMPANY
                       VARIABLE CONTRACT SELLING AGREEMENT


     This Agreement ("Agreement") is made as of _______________________, 20___
by and among PACIFIC LIFE INSURANCE COMPANY ("Pacific Life"), PACIFIC SELECT DISTRIBUTORS, INC. ("Distributor"), a broker/dealer registered with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"), and a member of the National Association of Securities Dealers, Inc. ("NASD"),______________________________ _____________________________ ("Broker/Dealer"), and each undersigned agency (jointly and severally referred to herein as "Agency"); Broker/Dealer and Agency jointly and severally hereinafter referred to collectively as "Selling Entities".

     This Agreement is for the purpose of providing for the distribution of certain variable life insurance policies and/or annuity contracts set forth in Exhibit A hereto and of any successor additional SEC registered insurance products (as discussed in Paragraph [3] of this Agreement) issued by Pacific Life and distributed by Distributor through representatives who are both (a) state insurance licensed and appointed agents of Pacific Life and associated with the Agency and (b) NASD registered representatives of Broker/Dealer who are appropriately licensed both with the NASD and with the relevant states. The variable life insurance and/or annuity contracts set forth in Exhibit A hereto, as such Exhibit may be amended and/or restated from time to time to include any successor or additional SEC registered insurance products, and together with any riders to such contracts, are referred to collectively herein as the "Contracts".

1.   APPOINTMENT
     In consideration of the mutual promises and covenants contained in this Agreement, Pacific Life and Distributor appoint Broker/Dealer and those persons associated with Agency who are NASD registered representatives of Broker/Dealer and state insurance licensed agents of Pacific Life to solicit and procure applications for the Contracts.

     These appointments are not deemed to be exclusive in any manner and extend only to those jurisdictions, set forth in Exhibit B hereto as such Exhibit B may be amended from time to time by Pacific Life in its sole discretion, where the Contracts specified in such Exhibit B have been approved for sale.

     From time to time, Pacific Life will provide Selling Entities with information regarding the jurisdictions in which Pacific Life is authorized to solicit applications for the Contracts and any limitations on the availability of such Contracts in any jurisdiction.

2.   RESPONSIBILITIES
     Broker/Dealer is authorized to collect the premium on the Contracts and shall promptly remit such premiums in full along with such application and any other required documentation to PL & A. Contract applications shall be taken only on preprinted, state-appropriate application forms supplied by Pacific Life. All completed applications, supporting documents and payments are the sole property of Pacific Life and must be promptly delivered to Pacific Life. All applications are subject to acceptance by Pacific Life at its sole discretion.

3.   NEW PRODUCTS
     Distributor may propose and Pacific Life may issue additional or successor products, in which event Broker/Dealer will be informed of the new product and its related Compensation Schedule. If Broker/Dealer does not agree to distribute such new product(s), it must notify Pacific Life in writing within 30 days of receipt of the Compensation Schedule for such new product(s). If Broker/Dealer does not indicate disapproval of the new product(s) or the terms contained in its related Compensation Schedule, Broker/Dealer will be deemed to have thereby agreed (a) to distribute such new product(s) and agreed to its related Compensation Schedule, which shall be attached to and made a part of this Agreement as an amendment or addendum to the Compensation Schedule or as a new Compensation Schedule hereto, and (b) to the amendment of

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                                         Pacific Life Standard Selling Agreement

Exhibits A and B to this Agreement to name such new product(s) and to identify where their offer and sale has been approved.

4.   SUBAGENTS
     Agency is authorized to appoint Subagents to solicit sales of the Contracts ("Subagents"); provided, however, that Pacific Life shall have the right in its sole discretion to terminate the appointment of any Subagent upon notice from Pacific Life to Agency. Agency warrants that no Subagent shall commence solicitation nor aid, directly or indirectly, in the solicitation of any application for any Contract unless, at the time of such solicitation or aid, such Subagent is appropriately licensed for such product under applicable insurance laws and is an NASD registered representative of Broker/Dealer.

     Selling Entities each represent that they have, for each Subagent, fulfilled all requirements set forth in the form of general letter of recommendation set forth in Exhibit C hereto; and agree, upon reasonable request by Pacific Life, to furnish proof of such fulfillment as Pacific Life may require.

5.   SALES MATERIAL
     Neither Selling Entities nor any of their respective Subagents, officers, directors, employees, affiliates, representatives or agents shall utilize in their marketing efforts for the Contracts any written brochure, prospectus, descriptive literature, printed and published material, audio-visual material or standard letters; provided, however, that they may: (a) use material that has been provided preprinted by Pacific Life or Distributor, and (b) use material, the use of which Pacific Life or Distributor has specifically approved, in writing, prior to such use. In order for Pacific Life or Distributor to review and approve materials not produced by Pacific Life in accordance with clause (b) above, Broker/Dealer must provide Pacific Life and Distributor with evidence that any material proposed to be used was filed with the NASD in accordance with applicable rules and copies of correspondence with the NASD relating to the proposed material.

6.   RECORDS
     In accordance with the requirements of federal and state laws and rules of applicable self-regulatory organizations as defined in the Exchange Act ("SROs") including but not limited to the Rules of Fair Practice of the NASD ("NASD Rules"), Selling Entities shall maintain complete records concerning the sale of the Contracts, information regarding the customs relating to the sale and/or servicing of the Contracts, including the manner and extent of distribution of any sales, marketing or other solicitation material, shall make such records and files available to staff of Pacific Life or Distributor at such times as Pacific Life or Distributor may reasonably request and shall make such material available to personnel of state insurance departments, the NASD or other regulatory agency, including the SEC, that have regulatory authority over Pacific Life or Distributor.

7.   DELIVERY OF PROSPECTUSES
     Selling Entities warrant that each solicitation, specifically including any solicitation effected by any Subagent, will be made by use of a currently effective prospectus, that a prospectus will be delivered concurrently with each sales presentation and that no statements shall be made to a client superseding or controverting any statement made in the prospectus. Pacific Life and Distributor shall furnish Selling Entities, at no cost to Selling Entities, reasonable quantities of prospectuses and such other material as Pacific Life and Distributor deem necessary to aid in the solicitation of Contracts.

8.   BROKER/DEALER REPRESENTATIONS
     The representations, warranties and covenants of Broker/Dealer set forth in this Agreement are continuous during the term of this Agreement and Broker/Dealer agrees to notify each of Pacific Life and Distributor immediately, in writing, if, at any time during the course of this Agreement, any of the representations, warranties or covenants set forth herein become inaccurate or untrue of the facts related thereto.

     Broker/Dealer represents, warrants and covenants that:

     (a) Broker/Dealer is affiliated with Agency which is an entity properly licensed under the insurance laws of the jurisdiction(s) in which Broker/Dealer will act under this Agreement;

     (b) Broker/Dealer is registered with the SEC as a broker/dealer under the Exchange Act, a member of the NASD and will, throughout the duration of this Agreement, remain in compliance with the requirements of the NASD and of the Exchange Act, including but not limited to laws requiring that the Broker/Dealer and each of its Subagents/registered

                                         Pacific Life Standard Selling Agreement


representatives be appropriately securities registered, insurance licensed and appointed by Pacific Life, and such other applicable federal or state laws;

     (c) Broker/Dealer has established rules, procedures, and supervisory and inspection techniques necessary to train and to supervise diligently the activities of its NASD registered representatives who are state insurance licensed and appointed agents of Pacific Life;

     (d) Broker/Dealer shall ensure that no registered representative of Broker/Dealer, including any Subagent, shall sell or recommend for sale any Contract to any person without reasonable grounds for believing, after appropriate inquiry, that the purchase of that Contract is suitable for that person;

     (e) Upon request by Pacific Life and Distributor, Broker/Dealer will furnish such appropriate records as are necessary to document the training, licensing and diligent supervision required by subparagraph (b) above, and client suitability determinations required by subparagraph (c) above.

9.   AGENCY REPRESENTATIONS
     The representations, warranties and covenants of Agency set forth in this Agreement are continuous during the term of this Agreement and Agency agrees to notify each of Pacific Life and Distributor immediately, in writing, if, at any time during the course of this Agreement, any of the representations, warranties or covenants set forth herein become inaccurate or untrue of the facts related thereto.

     Agency represents, warrants and covenants that it will, and will cause each Subagent to, comply fully with the requirements of state insurance law and applicable federal laws, including but not limited to assuring appropriate state insurance licensing and appointment by Pacific Life, and will establish rules and procedures necessary to supervise diligently the activities of licensed and appointed agents of Pacific Life associated with Agency. Upon request by Pacific Life or Distributor, Agency will furnish such appropriate records as are necessary to document such diligent supervision.

10.  PACIFIC LIFE REPRESENTATIONS
     Pacific Life represents that the prospectus(es) and registration statement(s) relating to the Contracts that are and shall be in effect from time to time contain no untrue statements of material fact and do not omit to state material facts, the omission of which makes any statement contained in such prospectus(es) and registration statement(s) misleading.

11.  COMPENSATION
     11.1 Pacific Life, through Distributor, will remit to Broker/Dealer or Agency compensation as set forth in the applicable Compensation Schedule hereto, which payments or termination thereof shall be governed by the administrative rules established by Pacific Life in its sole discretion. Selling Entities shall pay all Subagents. Pacific Life reserves the right not to pay compensation on a Contract, the premium for which is paid in whole or in part by the loan or surrender value of any other life insurance policy or annuity contract issued by Pacific Life.

     11.2 Pacific Life may offset, against any claim for commission and any other compensation payable to Broker/Dealer or Agency under this Agreement, any existing or future indebtedness of, respectively, Broker/Dealer or Agency, whether fixed or contingent, whether such indebtedness arises under this Agreement or otherwise. Such indebtedness shall constitute a first lien against any such compensation. Neither Broker/Dealer nor Agency may offset, against any such indebtedness, any compensation accruing under this Agreement.

12.  COMPLAINTS AND INVESTIGATIONS
     Pacific Life, Distributor, Broker/Dealer and Agency agree to cooperate fully in any insurance or securities regulatory investigation or proceeding or judicial proceeding with respect to Pacific Life, Distributor, Broker/Dealer and/or Agency, their affiliates and their agents or representatives to the extent that such investigation or proceeding is in connection with the Contracts distributed under this Agreement. Without limiting the foregoing:

     (a) Selling Entities shall promptly notify Pacific Life and Distributor of any complaint or comment regarding the Contracts and/or any allegation that Selling Entities or any of its Subagents/representatives violated any law, regulation or rule in soliciting applications for or servicing the Contracts. Selling Entities shall promptly investigate such complaint or allegation, take appropriate remedial measures and notify Pacific Life and Distributor of same. Selling Entities shall provide


                                         Pacific Life Standard Selling Agreement


Pacific Life and Distributor with full details of and correspondence relating to any of the foregoing, including copies of all legal documents pertaining thereto.

         (b) Selling Entities shall cooperate fully with Pacific Life and Distributor in any regulatory proceeding or judicial proceeding involving the solicitation of applications for or the servicing of Contracts by the Selling
Entities or any of their representatives.

13.      INDEMNIFICATION
         13.1 Pacific Life and Distributor agree to indemnify and hold harmless Selling Entities, their officers, directors, agents and employees, against any and all losses, claims, damages, or liabilities to which they may become subject under the Securities Act, the Exchange Act, the Investment
Company Act of 1940, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the Securities Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature provided by Pacific Life and Distributor.

         13.2 Selling Entities agree to, jointly and severally, hold harmless and indemnify Pacific Life and Distributor and any of their respective affiliates, employees, officers, agents and directors (collectively, "Indemnified Persons") against any and all claims, liabilities and expenses
(including, without limitation, losses occasioned by any rescission of any Contract pursuant to a "free look" provision or by any return of initial purchase payment in connection with an incomplete application), including, without limitation, reasonable attorneys' fees and expenses and any loss attributable to the investment experience under a Contract, that any Indemnified
Person may incur from liabilities resulting or arising out of or based upon (a) any untrue or alleged untrue statement other than statements contained in the registration statement or prospectus relating to any Contract, (b) (i) any inaccurate or misleading, or allegedly inaccurate or misleading sales material used in connection with any marketing or solicitation relating to any Contract, other than sales material provided preprinted by Pacific Life or Distributor, and (ii) any use of any sales material that either has not been specifically approved in writing by Pacific Life or Distributor or that, although previously approved in writing by Pacific Life or Distributor, has been disapproved, in writing by either of them, for further use, or (c) any act or omission of a Subagent, director, officer or employee of Selling Entities, including, without limitation, any failure of Selling Entities or any Subagent to be registered as required as a broker/dealer under the 1934 Act, or licensed in accordance with the rules of any applicable SRO or insurance regulator.

14.      FIDELITY BOND
         Selling Entities each represent and covenant that all directors, officers, employees and Subagents of Selling Entities licensed pursuant to this Agreement or who have access to funds of Pacific Life are and will continue to be covered by a blanket fidelity bond including coverage for larceny, embezzlement and other defalcation, issued by a bonding company rated A- or better from A.M. Best or equivalent rating from another nationally recognized statistical rating organization. This bond shall be maintained at Broker/Dealer's and/or Agency's expense. Such bond shall be at least equivalent to the minimal coverage required under the NASD Rules, and endorsed to extend coverage to life insurance and annuity transactions. Selling Entities acknowledge that Pacific Life may require evidence that such coverage is in force, and Broker/Dealer or Agency shall promptly give notice to Pacific Life of any notice of cancellation or change of coverage.

         Selling Entities each assign any proceeds received from the fidelity bond company, error and omissions or other liability coverage, to Pacific Life to the extent of Pacific Life's loss due to activities covered by the bond. If there is any deficiency, Selling Entities will promptly pay Pacific Life the amount of such deficiency on demand. Selling Entities each shall indemnify and hold harmless Pacific Life from any such deficiency and from the cost of collection.

15.      LIMITATIONS OF AUTHORITY
         The Contract forms are the sole property of Pacific Life. No person other than Pacific Life has the right or authority to: (i) make, alter or discharge any policy, Contract, certificate, supplemental contract or form issued by Pacific Life; (ii) make, alter, modify or discharge any Contract;
(iii) waive or modify any provision with respect to any Contract or policy; (iv) incur indebtedness or liability, or expend or contract for expenditure of any funds on behalf of Pacific Life or the Contracts; (v) extend the time for payment of any premiums, bind Pacific Life to reinstate any terminated
Contracts, or accept notes for payment of premiums; (vi) enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Pacific Life; or (vii) institute or file any response to any legal proceeding in connection with any

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                                         Pacific Life Standard Selling Agreement


matter pertaining to the Contracts on behalf of Pacific Life without the prior written consent of Pacific Life (except that if Selling Entities themselves are named as a party or parties in such proceedings each named party may enter into legal proceedings on its own behalf without the written consent of Pacific
Life).

16.      GENERAL PROVISIONS

         16.1     Waiver
         Failure of any of the parties to insist promptly upon strict compliance with any of the obligations of any other party under this Agreement will not be deemed to constitute a waiver of the right to enforce strict compliance.

         16.2     Independent Contractors
         Selling Entities are each an independent contractor and not an employee or subsidiary of Pacific Life or Distributor. Nothing contained in this Agreement or otherwise shall be deemed to make any registered representative of Broker/Dealer or any Subagent appointed by Agency an employee or agent of Pacific Life or Distributor for tax or any other purposes. Neither Pacific Life nor Distributor shall have any responsibility for training or supervision of any such Subagent or registered representative or of any other employee or affiliate of any Selling Entities.

         16.3     Independent Assignment
         No assignment of this Agreement or of commissions or other payments under this Agreement shall be valid without prior written consent of Pacific
Life. Any purported assignment in violation of this Paragraph 16.3 is void.

         16.4     Notice
         Any notice required or otherwise given pursuant to this Agreement may be given electronically by facsimile or electronic mail (but not orally by telephone) or by mail, postage paid, (including any express mail service), transmitted to the last address communicated by the receiving party to the other parties to this Agreement. The current address for mailing purposes of this Agreement shall be set forth on the signature page.

         16.5     Severability
         To the extent this Agreement may be in conflict with any applicable law or regulation, this Agreement shall be construed in a manner consistent with such law or regulation. The invalidity or illegality of any provisions of this Agreement shall not be deemed to affect the validity or legality of any other provision of this Agreement.

         16.6     Amendment
         Except as expressly provided herein, this Agreement may be amended only by a writing signed by all parties. The Exhibits hereto may be amended by Pacific Life or Distributor upon 10 days' written notice to Broker/Dealer and Agency which shall be deemed received the earlier of actual receipt or 10 days after mailing or transmission. The submission of an application for the Contracts by Broker/Dealer or Agency after the date of any such amendment shall constitute such party's agreement to such amendment. No amendment will impair the right to receive commissions as accrued with respect to Contracts issued and applications procured prior to the amendment.

         16.7     Termination
         This Agreement may be terminated by any party for any reason upon 10 days' prior written notice. It may be terminated, for cause, by any party immediately. Termination of this Agreement shall not impair the right to receive commissions accrued with respect to applications procured prior to the termination except as otherwise specifically provided in the applicable
Compensation Schedule hereto.

         16.8     Survival
         All representations and warranties made in or pursuant to this Agreement and the provisions of Paragraphs 11, 12 and 16.10 of this Agreement shall survive the termination of this Agreement.

         16.9     Governing Law
         This Agreement shall be construed in accordance with the laws of the State of California, without giving effect to the conflict of law provisions thereof. Broker/Dealer and Agency consent to the jurisdiction of the courts of the State of California and to the jurisdiction of federal courts located within California.

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                                         Pacific Life Standard Selling Agreement


         16.10    Proprietary Information
         Selling Entities acknowledge that information pertaining to any Distributor program or service, including names of Contract owners, is proprietary in nature and belongs exclusively to Distributor. Selling Entities agree that they will not disclose any information concerning Distributor programs or services to any person, for consideration or otherwise, unless (a)
Pacific Life or Distributor has authorized such disclosure in writing or (b) if such disclosure is expressly required by state or federal regulatory authorities and Pacific Life and Distributor have received notice, in writing, of such disclosure. Selling Entities agree further that, following termination of this Agreement for any reason, they will not solicit or otherwise contact any Contract owner for any reason except as expressly agreed in writing by Distributor or Pacific Life.

         16.11    Confidentiality Clause
The parties acknowledge that as a result of this Agreement, either party may have access to and receive from the other party non-public personally identifiable financial and/or health information (NPI), as defined in federal and state law, regarding consumers, customers, former customers and/or their beneficiaries. The parties agree to maintain the confidentiality of such NPI and shall not use, disclose, furnish or make accessible such NPI to anyone other than authorized employees and agents of that party as necessary to carry out the party's obligations under this Agreement. Each party further agrees to establish and maintain administrative, technical and physical safeguards to protect the security, confidentiality and integrity of the NPI. At the request of the party that owns the NPI, or in the absence of such request, upon termination of this Agreement, the other party shall promptly return all NPI which has been provided to it, or dispose of such NPI in a manner agreed upon by the parties

         16.12    Entire Agreement
         This Agreement shall constitute the entire agreement among the parties and supersedes all prior agreements and understandings, whether written or verbal.

         By signing below, each of the undersigned agrees to have read and be bound by the terms and conditions of this Agreement. Each of the undersigned acknowledges receipt of a copy of this Agreement.

This Agreement shall be effective as of :__________________________

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
Pacific Life Insurance Company                               Pacific Select Distributors, Inc.
700 Newport Center Drive                                     700 Newport Center Drive
Newport Beach, CA  92669                                     Newport Beach, CA 92660

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By:                                                          By:
       ----------------------------------------------               ----------------------------------------------
Name:                                                        Name:
       ----------------------------------------------               ----------------------------------------------
Title:                                                       Title:
       ----------------------------------------------               ----------------------------------------------
Date:                                                        Date:
       ----------------------------------------------               ----------------------------------------------


Agency:                                                      Agency:
               --------------------------------------                   ------------------------------------------
Address:                                                     Address:
          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------
By:                                                          By:
       ----------------------------------------------               ----------------------------------------------
Name:                                                        Name:
       ----------------------------------------------               ----------------------------------------------
Title:                                                       Title:
       ----------------------------------------------               ----------------------------------------------
Date:                                                        Date:
       ----------------------------------------------               ----------------------------------------------


Agency:                                                      Agency:
               --------------------------------------                   ------------------------------------------
Address:                                                     Address:
          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------

          -------------------------------------------                   ------------------------------------------
By:                                                          By:
       ----------------------------------------------               ----------------------------------------------
Name:                                                        Name:
       ----------------------------------------------               ----------------------------------------------
Title:                                                       Title:
       ----------------------------------------------               ----------------------------------------------
Date:                                                        Date:
       ----------------------------------------------               ----------------------------------------------

                                    EXHIBIT A


                         PACIFIC LIFE INSURANCE COMPANY
                       CONTRACTS COVERED BY THIS AGREEMENT

Contract Name                                                Contract Number
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Variable Annuity                              90-53
------------------------------------------------------------ ---------------------------------------------------------
Pacific One                                                  95-01
------------------------------------------------------------ ---------------------------------------------------------
Pacific Portfolios                                           96/95-00
------------------------------------------------------------ ---------------------------------------------------------
Pacific Frontiers                                            97-00
------------------------------------------------------------ ---------------------------------------------------------
Pacific Value                                                PV9808
------------------------------------------------------------ ---------------------------------------------------------
Pacific Innovations                                          PI-00-04
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Exec                                          88-52
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Exec II                                       98-52
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Exec Policies Issued with C.O.L.I             88-52
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Estate Preserver                              96-56
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Estate Preserver II                           97-56
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Estate Maximizer                              97-50 & 97-50-J
------------------------------------------------------------ ---------------------------------------------------------





Date:
     -------------------------------

                                    EXHIBIT B



              JURISDICTIONS IN WHICH PACIFIC LIFE INSURANCE COMPANY
                        IS APPROVED FOR SALE OF CONTRACTS
                            COVERED BY THIS AGREEMENT


Contract Name                                                Jurisdictions
------------------------------------------------------------ ---------------------------------------------------------
                                                             Approved in all States Except:
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Variable Annuity                              New York
------------------------------------------------------------ ---------------------------------------------------------
Pacific One                                                  New Jersey-, New York, Oregon, Texas, Washington
------------------------------------------------------------ ---------------------------------------------------------
Pacific Innovations                                          Please call 800-722-2333 for an updated list.
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Exec                                          New York
------------------------------------------------------------ ---------------------------------------------------------
Pacific Select Choice                                        New York
------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------

------------------------------------------------------------ ---------------------------------------------------------






Date:
     -------------------------------

                                                                       EXHIBIT C


                       GENERAL LETTER OF RECOMMENDATION

Selling Entities hereby certify to Pacific Life that all of the following requirements will be fulfilled in conjunction with the submission of licensing/appointment papers for all applicants as Subagents ("Applicant") submitted by Agency. Agency will, upon request, forward proof of compliance with same to Pacific Life in a timely manner, including but not limited to general background check information, NASD background information/reports, fingerprint reports, etc.

1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence and business reputation and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license. Our inquiries and investigations were sufficient to meet the requirements of requisite state insurance regulation, federal securities regulation and NASD requirements. Each individual is trustworthy, competent, and qualified to act as an agent for Pacific Life, and to hold himself out in good faith to the general public. We vouch for each applicant.

2. We have on file a B-300, B-301 or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

     The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license, and all the findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific state in which each applicant is requesting a license, and that all such persons have fulfilled the appropriate examination, education and training requirements.

4. If the applicant is required to submit his or her picture, signature, and securities registration in the state in which he or she is applying for a license, we certify that those items forwarded to Pacific Life are those of the applicant and that the securities registration and any insurance licenses are true copies of the original.

5. We hereby warrant that the applicant is not applying for a license with Pacific Life in order to place insurance chiefly or solely on his or her life or property, lives or property of his or her relatives, or property or liability of his or her associates.

6. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

7. We will not permit any applicant to transact insurance as an agent until duly licensed therefor. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

8. We certify that Selling Entities and applicant shall have entered into a written agreement pursuant to which: (i) applicant is appointed a Subagent of Agency and a registered representative of Broker/Dealer; (ii) applicant agrees that his/her selling activities relating to securities-regulated Contracts shall be under the supervision and control of Broker/Dealer and his/her selling activities relating to all other Contracts shall be under the supervision and control of Agency; and (iii) applicant's right to continue to sell such Contracts is subject to his/her continued compliance with such agreement and any procedures, rules or regulations implemented by Selling Entities.

                                                                      SCHEDULE B



                            COMPENSATION SCHEDULE FOR
        PACIFIC SELECT ESTATE PRESERVER - LAST SURVIVOR FLEXIBLE PREMIUM
                              VARIABLE LIFE POLICY
                                  (FORM 96-56)

This Schedule B is to be attached to and is made a part of the Selling Agreement (the "Agreement") between Pacific Life Insurance Company ("Pacific Life"), Pacific Select Distributors, Inc. ("Distributor"), Selling Broker/Dealer and General Agent. It is subject to the terms and conditions of the Agreement. In no event shall Pacific Life be liable for the payment of any compensation with respect to any solicitation made, in whole or in part, by any person not appropriately state insurance and securities licensed and registered prior to the commencement of such solicitation. The variable life insurance policy to which this Compensation Schedule applies, together with riders or endorsements to such policies, certificates relating to such policies, supplemental contracts and forms, are referred to collectively herein as the "Contracts".

Pursuant to the Agreement (V. Compensation, A. commissions and Fees), Pacific Life and Distributor have the right to terminate or amend this Schedule B at their sole discretion. After a change of Compensation Schedule or a change of Selling Broker/Dealer, compensation due on existing Contracts shall be payable to Selling Broker/Dealer in accordance with the Schedule B in effect at the time of the solicitation of the Contract.

Compensation: The Standard Compensation noted below shall govern commission payments unless Selling Broker/Dealer executes and Pacific Life and Distributor accept and execute an "Affiliate Compensation Election Form" governing the sales by a particular Sub-Agent (Registered Representative). Once an "Affiliate Acknowledgment Approval Form" is executed by Selling Broker/Dealer, Pacific Life and Distributor, all compensation for sales by that Sub-Agent (Registered Representative) and accepted by Pacific Life will be governed by the Affiliate Compensation Schedule below. (If an effective Affiliate Compensation Election Form is rescinded/terminated, the Standard Compensation will resume effectiveness for Contracts sold on or after such rescission/termination.) In any case, commissions based on premium will be calculated only on premiums actually received and accepted by Pacific Life. Commissions will be paid only on an earned basis. Commissions will be paid to Selling Broker/Dealer unless state insurance laws require payment to an insurance agency, in which case commissions shall be paid to the appropriate General Agent.


1.   Commission Rate: Distributor shall pay commissions at the appropriate commission rate set forth below for the sale of each Contract sold by Broker/Dealer's Subagent, except as otherwise provided below.
     Premium Payments Accepted by PL on Contracts Solicited
     by Broker/Dealer And Issued For Which Applications Were                  Commissions On
     Solicited in Accordance With:                                            Premium Payments
                                                                                  A          B         C        D
     --------------------------------------------------------------------------------------------------------------
     Standard Compensation
     ---------------------
     Non-Guaranteed Issue                                                          90%       6%        4%       2%
     Trail Commission of .20% annualized (See (P) 4)

     Affiliate Compensation
     ----------------------
     Non-Guaranteed Issue                                                          90%       5%        2%       2%
     Trail Commission of .20% annualized (See (P) 4)

2.   Commission Structure:

                 Target Premium                        Calculation

                 First target                          A% of all premium allocated to the first target for years 1-10.

                 Second and Third targets              B% of all premium allocated to the second and third targets for years 1-10


                 Fourth through Tenth targets          C% of all premium allocated to the fourth and later targets for policy years 1-10

                 Eleventh target and thereafter        D% of all premium allocated for policy years 11 on.

3. Vested Commission: Notwithstanding any other provisions in this Compensation Schedule or in the Selling Agreement, any Vested Commission amount due and payable as defined below in Paragraph 4 shall be paid to or through whatever broker/dealer maintains the registration for the Sub-Agent (Registered Representative) who sold the Contract (the "Selling Representative") which generated the commission payment, provided (i) such subsequent broker/dealer and affiliated agency have a currently valid and binding Selling Agreement in place with Pacific Life and Distributor; (ii) such broker/dealer and agency have all requisite licenses and registrations; and (iii) the Sub-Agent remains appropriately licensed and registered. If subsequent broker/dealer does not meet the aforementioned criteria, the balance of any Vested Commission due and payable shall be paid to the servicing broker/dealer of record as determined by Pacific Life. With respect to Contracts issued prior to and in-force on October 1, 1997, the Sub-Agent (Registered Representative) who is servicing such Contract on October 1, 1997 shall be deemed the Selling Representative for purposes of determining Vested Commissions on a prospective basis.

4.   Definitions:

     (a) Vested Commission: The term "Vested Commission" shall mean 50% of all commissions due (including trail commissions. No other right, inference, entitlement or implication is intended by use of this term.

     (b) Trail Commission: Trail commissions at the annual rate shown above are computed monthly, as of the end of each Contract month, on the Contract's Accumulated Value less any Contract debt (including any interest accrued but not yet paid). Trail commissions commence on the first Contract anniversary and will be made annually on each Contract anniversary thereafter. Trail commissions will be paid only if the Contract is in force on the date the commission is payable.

     (c) Target Premiums: The Target Premium is an amount determined from tables published by Pacific Life with respect to a Contract or rider upon which commissions are based. Target Premiums shall be calculated in accordance with rates and methods of calculation described in the Pacific Select Choice Rates and Values Booklet. As it applies to future business, the Target Premium may be changed from time to time by Pacific Life. The Target Premium applicable to a particular coverage shall be determined from the table in force when the first premium for such coverage is entered as paid in the accounting records of Pacific Life.

5. Compensation Payments: Compensation on initial premium will be due to the Broker/Dealer at the time of issuance of the Contract and for all other premium payments at the time of the receipt and acceptance of premium by Pacific Life. The amount, if any, and the time of payment of compensation on replacements, changes, exchanges, term renewals, premiums paid in advance, conversions, policies in excess of Pacific Life's retention or policies requiring reinsurance, and other special cases and programs, will be governed by Pacific Life's underwriting and administrative rules then in effect.

6. Internal Exchanges: No commission will be earned on the initial exchange of any Pacific Life Contract for Pacific Select Estate Preserver. All subsequent premium payments will receive commissions calculated in accordance with the administrative rules established by Pacific Life, in its sole discretion (generally set forth in its Administrative Reference Guide).

7. Commission Chargeback: In the event that a Contract for which a commission has been paid is lapsed or surrendered by the Contract Owner, then the following percentage of commissions paid will be due back from all entities which received commissions:

          .    0% if the event occurs within 13 (thirteen) months of the
               Contract issue date; and
          .    0% thereafter.

In the event the Contract Owner exercises the "free look" provision of the Contract or in the event premium is refunded to the Contract Owner by Pacific Life, including for a Contract rescission, then Pacific Life will charge back 100% of all commissions paid.

Distributor may deduct reimbursement amounts from compensation otherwise due to Selling Broker/Dealer and/or General Agent. If the amount to be deducted exceeds compensation otherwise due, Selling Broker/Dealer will promptly reimburse Distributor before the next commission cycle or within 10 business days from the date of mailing of a written demand for reimbursement, whichever is later.

8. Miscellaneous: Pacific Life recognizes the Contract owner's right on issued Contracts to terminate Selling Broker/Dealer and/or change a Broker/Dealer, provided that the Contract owner notifies Distributor in writing. When a Contract owner terminates Selling Broker/Dealer, no further compensation on any payments due or received, or on any increases in face amount in the existing Contract after termination, shall be payable to that Broker/Dealer in accordance with this Schedule B except Vested Commissions, if applicable, after the notice of termination is received and accepted by Distributor. However, when a Contract owner designates a broker/dealer other than the broker/dealer of record, compensation on any payments due or received, or on any increases in face amount in the existing Contract after the change, shall be payable to the new broker/dealer in accordance with the Schedule B in effect at the time of issuance of the Contract.

Pacific Life reserves the right to reduce first year commissions and renewal commissions, if necessary, on any Contracts sold to residents of any state, city, county, municipality or other locality which imposes new and/or additional premium, excise or other taxes on Pacific Life relating to the Contracts. Such reduction shall be in an amount sufficient to cover any premium or other tax levied by such state, city, county, municipality or other locality which is over and above the premium or other tax currently paid by Pacific Life to such state, city, county, municipality or other locality.